SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                            C U R R E N T  R E P O R T

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): May 13, 1998


                        LORAL ORION NETWORK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      000-22085                52-2008654
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification Number)


                             2440 Research Boulevard
                                    Suite 400
                            Rockville, Maryland 20850
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (301) 258-8101


          Former name or former address, if changed since last report:
                                 Not applicable

ITEM 4.  Changes in Registrant's Certifying Accountant

     On March 20, 1998, Orion Network Systems, Inc. ("Orion") was acquired by Loral Space & Communications Ltd. ("Loral"), through the merger (the "Merger") of a wholly owned subsidiary of Loral, Loral Satellite Corporation, with and into Orion. Orion was the surviving corporation of the Merger and thereby became a subsidiary of Loral. At the effective time of the Merger, Orion changed its name to "Loral Orion Network Systems, Inc."

     As a result of the Merger, the Board of Directors of the Registrant appointed Deloitte & Touche LLP ("Deloitte & Touche") as independent auditors, effective May 13, 1998. Deloitte & Touche replaced Ernst & Young LLP ("Ernst & Young"), which served as the Registrant's independent auditors for the fiscal years ended December 31, 1997 and December 31, 1996 and was dismissed, effective May 13, 1998.

     The reports issued by Ernst & Young on the Registrant's financial statements for the fiscal years ended December 31, 1997 and December 31, 1996 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 1997 and December 31, 1996, and during the interim period preceding May 13, 1998, (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to these matters in their report and (ii) there were no "reportable events" (as that term is described in Item 304(a)(i)(v) of Regulation S-K).

     The Registrant has presented a copy of this Form 8-K to Ernst & Young prior to the date hereof. The letter of Ernst & Young addressed to the Securities and Exchange Commission stating that it agrees with the statements made by Registrant in this Form 8-K is filed as an exhibit to this Form 8-K.


ITEM 7.  Financial Statements and Exhibits

     The following exhibit is filed as a part of this report:

        Exhibit Number                      Description of Exhibit
        --------------                      ----------------------
               16.1                       Letter of Ernst & Young LLP

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               LORAL ORION NETWORK SYSTEMS, INC.

                                               By: /s/ Harvey B. Rein
                                                  ------------------------------
                                                  Vice President & Controller

Date:  May 18, 1998